Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
24.	SUBSEQUENT EVENTS

Business combination

In December 2012, the Company entered into an agreement with China BaoAn Group Co., Ltd. to acquire a property through the acquisition of the entire equity interests in three subsidiaries of China BaoAn Group Co., Ltd. that own and operate the property (the “BaoAn Acquisition”) for US$127,277 cash consideration. Upon the completion of the business acquisition, the property will be used as an office and a training center to support the Company’s business expansion in eastern region of the PRC. All of the necessary regulatory approvals have been obtained and the business acquisition has been completed as of March 31, 2013.

The initial accounting for the business combination is incomplete at the time the financial statements are issued because the Company is still in process of determining the fair value of the tangible and intangible assets acquired and liabilities assumed.